SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                       PROXY STATEMENT PURSUANT TO SECTION
                        14(A) OF THE SECURITIES EXCHANGE
                          ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [x]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e) 92))

[x] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        Industrial Rubber Products, Inc.
             ------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
        -----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
       -------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
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

         (5) Total fee paid:
        ------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:
          ------------------------------
         (2) Form, schedule or registration statement no.:
                 ----------------------------------------------
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                 ----------------------------------------------
         (4) Date filed:
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


INDUSTRIAL RUBBER PRODUCTS, INC.

3804 East 13th Street
Hibbing, Minnesota 55746

March 12, 2001



NOTICE OF ANNUAL MEETING and PROXY STATEMENT



For the Annual Meeting of Stockholders of Industrial Rubber Products, Inc.

To Be Held on May 22, 2001





NOTICE OF ANNUAL MEETING

to be held Tuesday, May 22, 2001



To the Stockholders:

The Annual Meeting of the Stockholders of Industrial Rubber Products, Inc., a Minnesota Corporation will be held on Tuesday, May 22, 2001 at 10:00 a.m., Central Time, at the Hibbing Park Hotel, Hibbing, MN for the following purposes:

(1) To elect six directors of the Company to serve for the ensuing year, and

(2) To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends a vote IN FAVOR of each of the director nominees.

The Board of Directors set March 23, 2001 as the record date for the determination of stockholders entitled to vote at the Annual Meeting of Stockholders. Only Stockholders of record at the close of business on that date will be entitled to receive notice of and to vote at the meeting.

All stockholders are cordially invited and encouraged to attend the meeting in person. Even if you expect to attend the meeting, you are requested to sign the enclosed proxy and return it promptly in the accompanying envelope. Stockholders who execute proxies retain the right to revoke them at any time before they are voted.

The Company's Annual Report for 2000 is being mailed to the stockholders with this Notice.

By Order of the Board of Directors,

John M. Kokotovich
Secretary

Hibbing, Minnesota
March 12, 2001







Industrial Rubber Products, Inc.

3804 East 13th Street
Hibbing Street, Minnesota 55746

PROXY STATEMENT



GENERAL

     The Annual Meeting of Stockholders of Industrial Rubber Products, Inc. ("Company") will be held on May 22, 2001 at 10:00 a.m. Central Time at the Hibbing Park Hotel, Hibbing, Minnesota for the purposes set out in the Notice of Annual Meeting of Shareholders.

     This Proxy Statement, form of Proxy and Annual Report are first being mailed to stockholders on or about April 2, 2001. The only business that the Board of Directors intends to present or knows will be presented is the election of directors. The proxy also confers discretionary authority upon the persons named therein, or their substitutes, to vote on any other business that may properly come before the meeting.



OUTSTANDING SHARES AND VOTING RIGHTS

     The enclosed proxy is solicited by the Board of Directors of the Company and will be voted at the Annual Meeting and any adjournment of the meeting. The enclosed proxy when properly signed, dated and returned to the Company, will be voted by the proxies at the annual meeting as directed. Proxy cards returned without direction about business to be transacted at the meeting will be voted in favor of the election of Daniel O. Burkes, Paul A. Friesen, Christopher M. Liesmaki, James D. Mackay, John R. Ryan, Jr. and Gabriel Berczely. Unless contrary instructions are indicated on the proxy, all shares represented by valid proxies will be voted "FOR" the election of all nominees for director named herein.

     Each shareholder will be entitled to cast one vote in person or by proxy for each share of Common Stock held by the shareholder. Only shareholders of record at the close of business on March 23, 2001, the record date, will be entitled to vote at the meeting. Common Stock, $.001 par value per share, of which there were 4,187,205 shares outstanding on the record date, is the only class of outstanding voting securities issued by the Company. Each share is entitled to cast one vote on each proposal before the meeting. There is no right of cumulative voting.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any particular matter submitted to the shareholders for a vote. If a broker indicates on the form of proxy that the broker does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be considered to be present for the purpose of determining whether a quorum is present, but will not be considered as present and entitled to vote with respect to that particular matter.

REVOCABILITY OF PROXY

     The proxy may be revoked at any time before it is exercised by delivering a written revocation to the Secretary of the Company. Execution of the enclosed form of proxy will not affect a stockholder's right to attend the meeting and vote in person. Any stockholder giving a proxy may also revoke it at any time before it is exercised by attending the meeting and voting in person. Stockholders may vote all their eligible shares if they are personally present at the meeting. When a stockholder votes at the meeting, his or her vote will revoke any proxy previously granted by the stockholder.

EXPENSE AND MANNER OF SOLICITATION

     The cost of preparing and mailing this proxy statement and the solicitation of proxies will be paid by the Company. Solicitations will be made by mail but in some cases may also be made by telephone or personal call of officers, directors or regular employees of the Company who will not be specially compensated for such solicitation. The Company will also pay the cost of supplying necessary additional copies of the solicitation material and the Company's Annual Report for 2000 to the beneficial owners of shares of stock held of record by brokers, dealers, banks and voting trustees, and their nominees. Upon request, the Company will also pay reasonable expenses of record holders for mailing such materials to the beneficial owner.

     OWNERSHIP OF THE COMPANY'S COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding ownership of the Company's Common Stock as of March 12, 2001 by each director and nominee for director; by each of the named Executive Officers; by directors, nominees and Executive Officers as a group; and by other persons who, to the knowledge of the Company, own of record or beneficially more than 5% of the outstanding Common Stock of the Company.


NAME and ADDRESSES OF                 AMOUNT AND NATURE OF            PERCENT OF
BENEFICIAL OWNER OR GROUP             BENEFICIAL OWNERSHIP              CLASS
Directors
(other than Executive Officers)
     Paul A. Friesen                  6,250(1)                             *
     Route 1 Box 436A
     Detroit Lakes, MN 56501

     James D. Mackay                  6,250(1)                             *
     2000 Highway 88
     Globe, AZ 85501

     John R. Ryan, Jr.                11,250(1)                            *
     302 E. Howard St.
     Hibbing, MN 55746

Executive Officers

     Daniel O. Burkes              2,966,600(3)(4)(5)(6)                  69.92%
     3804 East 13th St.
     Hibbing, MN 55746

     Christopher M. Liesmaki          18,300(2)                             *
     3804 East 13th St.
     Hibbing, MN 55746

     John M. Kokotovich               18,300(2)                              *
     3804 East 13th St.
     Hibbing, MN 55746

Directors and all Executive

     Officers, as a Group (7 persons) 3,026,950(1)                        71.35%

Five Percent and Greater Shareholders

     Nancy J. Burkes                  2,966,600(7)                        69.92%
     3804 East 13th St.
     Hibbing, MN 55746

Trustees of the Daniel O. Burkes
1999 Irrevocable Stock Trust

     fbo Rian J. Burkes                700,000                            16.50%
     3804 East 13th St.
     Hibbing, MN 55746

     fbo Nicole C. Burkes              700,000                            16.50%
     3804 East 13th St.
     Hibbing, MN 55746

*Less than 1%



     (1) Includes the following options exercisable within 60 days to acquire shares of common stock: Mr. Friesen 6,250; Mr. Mackay 6,250; Mr. Ryan 6,250; and all directors and executive officers as a group 18,750.

     (2) Includes 8,800 shares granted to each of Mr. Liesmaki and Mr. Kokotovich on December 30, 1999 under the Company's 1999 Stock Bonus Plan and issued on February 17, 2000 and 7,500 options exercisable within 60 days to acquire shares of common stock for each of Mr. Liesmaki and Mr. Kokotovich.

     (3) Includes 1,400,000 shares held by the trustees of the Daniel O. Burkes 1999 Irrevocable Stock Trust as to which Mr. and Mrs. Burkes disclaim beneficial ownership.

     (4) Includes 600 shares owned by Nicole C. Burkes, Mr. and Mrs. Burkes' daughter, as to which they disclaim beneficial ownership.

     (5) Includes 260,000 shares owned by Nelson Roofing, Inc., a Minnesota Corporation wholly owned by Mr. Burkes, and as to which Mr. Burkes has voting and investment power.

     (6) Includes 22,000 shares held by the trustees of the Company's 401K trust, as to which Mr. and Mrs. Burkes do not have the power to vote, but do have the power to control disposition of the stock.

     (7) Comprised of shares owned directly and indirectly by Daniel O. Burkes, Mrs. Burkes' husband.

     Because of his holdings individually, and through Nelson Roofing, Inc., Daniel O. Burkes is deemed to be a "controlling" person of the Company within the meaning of Securities Act of 1933, as amended.

ELECTION OF DIRECTORS

     Six directors of the Company are to be elected at the Annual Meeting to hold office until the next annual meeting, until their successors are duly elected and qualified, or until their earlier resignation or removal. Unless otherwise directed, proxies will be voted at the meeting for the election of the persons listed below or, in event of an unforeseen contingency, for different persons as substitutes. The Board of Directors is recommending this slate of nominees. Set forth below are the name, age, principal occupation and other information concerning each nominee. Nominees may be contacted through the headquarters of the Company.

Daniel O.  Burkes,  Director  since  1986,  Age 48
     Mr. Burkes has been the President, Chief Executive Officer, and a Director of the Company since he founded it in 1986. Prior to founding the Company, Mr. Burkes was the Sales and Marketing Director of Irathane Systems Incorporated, a subsidiary of Illinois Tool Works, Inc. Mr. Burkes serves on the Compensation Committee of the Board.

Paul A. Friesen,  Director  since 1998,  Age 59
     Mr. Friesen is the retired owner of Friesen's Inc. which manufactures, markets and services speciality equipment for mining and other heavy industries. Mr. Friesen serves on the Audit and Compensation Committees of the Board.

Christopher M. Liesmaki, Director since 1998, Age 42
     Mr. Liesmaki has been with the Company since 1989 and is presently the Vice President and Chief Operating Officer. He has previously held the positions of Sales Engineer, Quality Assurance Coordinator, Sales and Marketing Manager and General Manager. Mr. Liesmaki is married to a sister-in-law of Daniel O. Burkes.

James D. Mackay, Director since 1998, Age 52
     Mr. Mackay is the President of Copper State Specialties, Inc. a mining industry manufacturing and distribution firm located in Globe, Arizona that he founded over 12 years ago. Besides distributing mining supplies, Copper State Specialities manufactures high pressure cleaning equipment. Mr. Mackay serves on the Audit Committee of the Board.

John R. Ryan, Jr., Director since 1998, Age 49
     Mr. Ryan is a Partner and Chartered Financial Consultant with Ryan-Kasner-Ryan Financial Services, Inc., a financial services and retirement planning firm in Hibbing, Minnesota. Ryan-Kasner-Ryan is an affiliate of CIGNA Financial Advisors, Inc. a broker/dealer and registered investment advisors. Mr. Ryan serves on the Board of Directors of Security Financial Services, Inc. and its wholly owned subsidiary, the Security State Bank of Hibbing. Mr. Ryan serves on the Audit and Compensation Committees of the Board.

GABRIEL BERCZELY, Age 46
     Mr. Berczely is currently the Chief Executive Officer of Acotec SA, Chile, which is a licensee of Irathane Systems, Inc. He is a Certified Public Accountant and earned an MBA from Imede, Lausanne, Switzerland. He was previously the Dean of the Business School of Adolfo Ibanez University in Chile. He is currently a board member for several companies in Chile, Agentina, Bolivia and Brazil.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company met four times during 2000. Each director attended all of the meetings of the Board during 2000.

     The Board has established two committees, an Audit Committee consisting of Messrs Friesen, Mackay and Ryan and a Compensation Committee consisting of Messrs Burke, Friesen and Ryan.

     The Audit Committee has reviewed and discussed the audited financial statements with management and has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for filing with the Commission. The Audit Committee has discussed with McGladrey & Pullen, LLP (the Company's independent auditors), all matters required to be discussed by SAS 61. The Audit Committee has received from, McGladrey & Pullen, LLP, the written disclosures and letter required by Independence Standards Board Standard No. 1, and have discussed with McGladrey & Pullen, LLP their independence

     The Board of Directors has adopted, during the year 2000, a written charter for the audit committee. A copy of the charter is included in Appendix I of this Proxy Statement. It is the opinion of the Company's Board of Directors that all members of the Audit Committee meet the definition of "independent directors" as outlined in the National Association of Securities Dealers (NASD) listing standards Rule 4200(a)(14).

     The Audit Committtee met three times during 2000. All Committee members participated in all of the meetings.

     The Compensation Committee is responsible for administrating the Company's compensation plans and approving compensation levels for executive officers and directors. This committee met once during 2000.

DIRECTORS' COMPENSATION

     Compensation for Non-employee Directors has two components, the first being paid in cash, and the second being tied to the Company's Common Stock.

     Each Non-employee Director receives a fee of $400.00 per day for each Board of Directors' meeting and committee meeting attended.

     In addition, the Non-employee Directors' compensation is linked directly with the interests of the stockholders through periodic awards of options to purchase Common Stock.

     The Non-employee Directors' options are issued pursuant to the January 30, 1998 Stock Option Plan. The plan provides for the automatic grant of a non-qualified option to purchase 10,000 shares of common stock, which vests over five years, to each Non-employee Director at the time of the Director's initial election to the Board of Directors, and an automatic grant of a non-qualified option to purchase 2,500 shares of Common Stock at the end of each year during which such non-employee serves as a Director of the Company. The plan authorizes the Board of Directors to increase or decrease the 10,000 share and 2,500 share amounts. All such options are to be granted at an exercise price equal to the fair market value of the Common Stock on the date of the grant.

     The three Non-employee Directors were granted the 1998 Stock Options for 10,000 shares. By Board action taken on March 25, 1999, the share amounts of the options for the year ending December 31, 1998 were set at 1,250 and options were issued on October 12, 1999. On December 30, 1999, the Board of Directors repriced the 1998 Stock Options. The repricing became effective on February 1, 2000. By Board action taken on October 24, 2000, the share amounts of the options for the year ending December 31, 1999, were set at 2,500 and options were issued on November 29, 2000. As of the date of the mailing of this Proxy Statement, the Compensation Committee of the Board has not acted on the issue of options for the Non-employee Directors for service on the Board during 2000.

EXECUTIVE COMPENSATION

     Compensation Committee. The purpose of the Compensation Committee of the Board of Directors is to oversee compensation of directors, officers, and key employees of the Company. The Committee's policy is to insure that compensation programs contribute directly to the success of the Company, including enhanced share value. The Company's Compensation Committee is comprised of two outside directors and Mr. Burkes. Mr. Burkes did not participate in those portions of the Committee's meetings involving his compensation.

     Executive Compensation Policies and Programs. The Company's non-union compensation programs are designed to attract and retain qualified employees and to motivate them to maximize shareholder value by achieving the Company's strategic goals. There are three basic components to the Company's non-union compensation program: base pay, annual incentive bonus, and long-term, equity-based incentive compensation in the form of stock options and stock bonuses. Each component is established in light of Company and individual performance, compensation levels at comparable companies, equity among employees, and cost effectiveness. In addition, employees are eligible to participate in the Company's 401(k) plan and certain insurance plans.

     Base Pay. Base pay is designed to be competitive as compared to salary levels for equivalent positions at comparable companies. Actual salary within this competitive framework will depend on the individual's performance, responsibilities, experience, leadership, and potential future contribution. Base pay is administered to remain competitive with the market, yet allow for significant emphasis on incentive bonus compensation in proportion to total annual cash compensation.

     Annual Incentive Bonus. In addition to base pay, certain non-union employees are eligible to receive an annual cash bonus based on a mix of the Company's and the individual's performance. Performance targets are intended to motivate the Company's employees by providing bonus payments for the achievement of specific financial goals within the Company's business plan. No annual incentive bonuses were paid to any executive officers with respect to fiscal 2000 performance.

     Long-Term, Equity-Based Incentive Compensation. The long-term, equity-based compensation program is tied directly to shareholder return. Long-term incentive compensation consists of a Stock Bonus Plan adopted in 1999 and stock options issued under the 1998 Stock Option Plan.

     Stock Option Plan. The stock options generally do not fully vest until after five years and are exercisable only if an employee is then an employee of the Company. Stock options are awarded with an exercise price equal to the fair market value of the Common Stock on the date of the grant. Accordingly, an option holder is rewarded only if Company shareholders receive the benefit of appreciation in the price of the Common Stock.

     Stock Option Repricing. At its December 30, 1999 meeting, the Board of Directors determined to reprice the stock options issued in 1998 under the Company's Stock Option Plan. The original options had been issued on January 30, 1998 at an option price of $4.50 a share in anticipation of the Company's initial public offering. After the Company's initial public offering at $5.00 a share on April 24, 1998, the Company's stock had fallen so that its range during 1999 was a high of 2 1/8 to a low of 1/4. During the fourth quarter of 1999 the trading range was 1 3/8 to 1/4. The Compensation Committee concluded that the 1998 stock options no longer provided an adequate incentive to the employees because of the depressed stock price. Accordingly, it determined to reprice all options to a price of $2.00 a share. This repricing applied to all stock options issued in 1998 including options granted to non-executive employees. The repricing became effective on February 1, 2000. Stock Bonus Plan. On October 12, 1999, the Company adopted a Stock Bonus Plan. A total of 43,205 shares of restricted stock were granted under the Plan on December 30, 1999, to a total of 26 employees. Executive officers were granted 17,600 shares of stock under the 1999 Stock Bonus Plan.

     Savings and Investment Plan; Benefits. The Company maintains various pension plans for its employees. The executive officers are included in a 401(k) Plan that covers certain Company non-union employees in Minnesota. The 401(k) Plan has minimum eligibility requirements and provides for discretionary contributions by the Company which are distributed based on the Plan's formula. In addition, the Company provides medical and other miscellaneous benefits to its employees, including annual physicals for the executive officers.

     Annual Reviews. Each year the Compensation Committee reviews its executive compensation policies and programs and determines what changes, if any, are appropriate for the following year. In addition, the Committee reviews the performance of the Chief Executive Officer. With the assistance of the Chief Executive Officer, the Committee reviews the individual performance of the other executive officers. The Committee makes recommendations to the Board of Directors for final approval of all material compensation matters.

     Chief Executive Officer. Mr. Burkes received a base salary of $235,586 in fiscal 1998, and of $274,846 in fiscal 1999. Mr. Burkes was awarded no bonus in either 1998 or 1999. On January 30, 2000, the Company renewed its employment agreement with Mr. Burkes and set his base salary for the next twelve months at $175,0000. The new base salary was determined at the time of entering into the renewal employment agreement with Mr. Burkes when the Committee considered compensation programs of comparable companies, Mr. Burkes' individual performance and salary history, and the Company's historical and planned performance. Mr. Burkes' renewed agreement provides for the opportunity to earn up to $156,500 in bonuses, subject to the Company achieving certain quarterly and annual financial (operating income) goals. For the fiscal year ending December 31, 2000, Mr. Burkes earned $60,000 in quarterly bonuses and no annual bonus. With respect to stock options and stock bonuses, Mr. Burkes is not compensated with stock. Mr. Burkes is required by his employment agreement to maintain confidentiality of all Company trade secrets and upon termination of employment will be prohibited from participating in a competing venture for a period of two years. The renewed agreement ends on January 30, 2002 unless sooner terminated in accordance with the provisions of the agreement.

     Tax Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended, should not affect the deductibility of compensation paid to the Company's executive officers for the foreseeable future.

     The table below summarizes the compensation of the Chief Executive Officer and the other two Executive Officers of the Company.


                              SUMMARY COMPENSATION

                   Annual Compensation Long-Term Compensation

                                                                                          Payouts          Awards
Name                                                                                       Other         Securities
and                                                                        Restricted     Annual         Underlying
Principal                                    Salary (1)       Bonus (1)       Stock     Comp. (2)(5)       Options
Position                          Year           ($)            ($)          Awards          ($)             (#)



Daniel O. Burkes                  1998         235,586         None           None          5,232          None
Chairman and Chief                1999         274,846         None           None          5,700          None
Executive Officer                 2000         175,000        60,000          None          5,724          None



Christopher Liesmaki              1998         94,019          None           None          2,460        30,000(3)
Vice-President and                1999         103,869         None         8,800(4)        2,809          None
Chief Operating Officer           2000         100,022         None           None          3,777          None



John Kokotovich                   1998         50,396          None           None          1,732        30,000(3)
Chief Financial                   1999         103,869         None         8,800(4)        2,923         None
Officer                           2000         100,022         None           None          3,125          None

     (1) Actual salary and bonus earned.

     (2) Perquisites and other personal benefits, securities or property do not in the aggregate exceed the threshold reporting level of the lesser of either $60,000 or 10% of total salary and bonus reported for the named Executive Officer.

     (3) The amount shown represents shares granted on January 30, 1998 pursuant to the January 30, 1998 Stock Option Plan for Mr. Liesmaki and on June 12, 1998 for Mr. Kokotovich. These options were repriced on February 1, 2000 pursuant to Board action taken on December 30, 1999.

     (4) Shares granted on December 30, 1999 and issued on February 17, 2000 pursuant to the 1999 Stock Bonus Plan.

     (5) The Company has a salary savings plan and trust (401(K) Plan) which covers the named Executives and certain other employees of the Company. The amounts shown in 1997, 1998 and 1999 for additional compensation include the following Company contributions to the 401(K) Plan for the named Executive
Officers: Daniel O. Burkes $3,944, 1998; $4,322, 1999; $4,912, 2000. Christopher
M. Liesmaki $2,386,  1998; $2,727,  1999; $3,120,  2000. John Kokotovich $1,664,
1998; $2,847, 1999; $3,125, 2000.


     The table below sets forth information as to number and unexercised options as of December 31, 2000, for the Executive Officers listed in the Summary Compensation Table. Based on the closing price of 11/16 for the Company's Common Stock on December 31, 2000 the exercise price of all options that have been granted to Executive Officers was in excess of the market price of the underlying stock.


AGGREGATED OPTION EXERCISES IN 2000 AND FISCAL YEAR-END OPTION VALUES

                                                                   Number of Securities       Value of Unexercisable
                                                                  Underlying Unexercised          In-the-Money
                                Shares                             Options at Year End (#)     Options at Year End
                                Acquired           Value              Exercisable/                 Exercisable/
Name                           on Exercise       Realized             Unexercisable              Unexercisable ($)

Daniel O. Burkes                   N/A              N/A                    N/A                          N/A

Christopher M. Liesmaki            -0-              -0-               7,500/30,000                      N/A

John M. Kokotovich                 -0-              -0-               7,500/30,000                      N/A

     As described above, the Board of Directors on December 30, 1999 determined to reprice the Stock Options granted during 1998. Options for a total of 166,800 shares were repriced. Of those repriced options, options for 30,000 shares had been issued to Non-employee Directors and the balance, 136,800, represented options for shares issued to employees. The repricing became effective on February 1, 2000. The following table summarizes the repricing of those options for the Executive Officers:


                                OPTION REPRICING
                                                                                                   Length of
                                Number of                                                          original
                                securities                                                        option term
                                underlying      Market price                                      remaining at
                                 options        of stock at        Exercise           New           date of
                                repriced or        time of       price at time      Exercise      repricing or
Name                    Date      amended       repricing ($)   of repricing ($)    Price ($)       amendment

Daniel O. Burkes        N/A        N/A          N/A                 N/A                N/A              N/A

Christopher
Liesmaki         February 1, 2000 30,000        1.05               4.50                2.00            3 years

John M.
Kokotovich       February 1, 2000 30,000        1.05               4.50                2.00            3 years
                                                                                                       4 months


CERTAIN TRANSACTIONS

     Since August 1992, the Company has had an ongoing business relationship with Nelson Roofing, Inc. a corporation owned by Daniel O. Burkes, the majority stockholder of the Company. The Company had a payable of $25,000 and a receivable of $86,140 from Nelson Roofing, Inc. as of December 31, 1999. The Company had no payables and a receivable of $35,427 from Nelson Roofing, Inc. as of December 31, 2000.

     Under the terms of its agreement with Nelson Roofing, Inc. the Company provides management and administrative services based upon actual employee cost plus overhead and receives a management fee for such services. Management fees received from Nelson Roofing, Inc. amounted to approximately $134,000 in 1999, and $117,000 in 2000. The Company paid $7,611 in 1999 and $174,784 in 2000, respectively, to Nelson Roofing, Inc. for construction services.

     The Company rented a house in Utah owned by the Daniel O. Burkes on a month-to-month basis. Total rent paid to the majority stockholder amounted $33,840 in 1999 and $22,560 in 2000. The house was sold and the rental agreement discontinued in September, 2000.

     The Company rents warehouse space from Capio Management Group, Inc., a corporation owned by the Daniel O. Burkes which amounted to $5,500 in 1999 and $6,000 in 2000.

     The Company employs James A. Perry, who is married to a sister-in-law of Daniel O. Burkes, as a Sales Manager Hibbing Division. Mr. Perry's compensation for the year of 2000 was $72,145. The Company employs Richard H. Glad, a nephew of Daniel O. Burkes as a salesman. Mr. Glad's compensation for the year of 2000 was $50,934.

     The  Company  has for a number  of years  used the  services  and  products provided by insurance companies that Ryan-Kasner-Ryan Financial Services represent. Mr. John R. Ryan, Jr., a Director, is a partner with Ryan-Kasner-Ryan Financial Services.

     On March 25, 1999 the Board of Directors approved the Company entering into a Marketing Assistance and Consulting Agreement with Copper States Specialities, Inc. and James D. Mackay. Mr. Mackay is a Director of the Company and is the sole owner of Copper States Specialities which is a mining industry supply company located in Globe Arizona. The Company established rubber lining in Casa Grande, Arizona. Mr. Mackay and his company agreed to supply ongoing marketing assistance and consulting to the Company for the sale of mining supply products in Arizona and other western states in which Copper States Specialities does business. The agreement includes making provisions for joint sales calls on customers and potential customers, as well as providing information regarding the special needs of individual mining industry customers. The agreement provided for an initial payment of $25,000 and three annual payments of $10,000. The initial payment of $25,000 was paid in 1999 and the first annual payment of $10,000 was paid as due on February 12, 2000. The agreement has been cancelled with the closure of the Arizona facility and no additional payments will be made.

     Effective January 1, 2000, the Company, through its wholly owned subsidiary, Irathane Systems, Inc. entered into a lease with Daniel O. Burkes for the lease of the building then occupied by Irathane Systems, Inc. and formerly owned by Mesaba Realty Company, Inc. The terms of the Lease between Burkes and Irathane Systems, Inc. are identical to the previous lease with the following modifications: the amount of space in the building leased was increased from approximately 70% to approximately 75%, the rent was changed from $9,062 a month to $9,090 a month and Irathane Systems was given an option to purchase the building at any time during the three year term for $650,000, the price that Mr. Burkes had paid for the building. The previous lease had no purchase option. On June 30, 2000, the Company entered into a lease addendum agreement with Daniel O. Burkes, extending the term of the lease on the Hibbing Irathane facility for an additional seven years, through December 31, 2009. The addendum also extended the option to purchase.

     Management believes that all of these transactions and relationships during 1999 were on terms that were reasonable and competitive. Additional transactions and relationships of this nature may be expected to take place in the ordinary course of business in the future.

SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 (a) of the Securities Exchange Act of 1934, as amended, requires that the Company's Executive Officers, Directors and Beneficial Owners of 10% or more of the Company's Common Stock file initial reports of ownership and of changes in ownership with the Securities and Exchange Commission. Executive Officers and Directors and 10% Beneficial Owners are required by securities regulations to furnish the Company with copies of all Section 16 (a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's Executive Officers and Directors, the Company believes that all filing requirements were met by the Company's Executive Officers, 10% Beneficial Owners, and Directors during 2000. Based on the Company's review of the forms, all transactions involving the Executive Officers, 10% Beneficial Owners and Directors have been reported on a timely basis.


STOCKHOLDER PROPOSALS AND NOMINATIONS

     Any shareholder proposal intended to be considered for including in the Proxy Statement for presentation at the Annual Meeting to be held in 2002 must be received by the Company by December 18, 2001. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. It is suggested the proposal be submitted by certified mail, return receipt requested. Shareholders who intend to present a proposal at the Annual Meeting to be held in 2002 without including such proposal in the Company's proxy statement must provide the Company notice of such proposal no later than February 21, 2002. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.


INDEPENDENT PUBLIC ACCOUNTANTS

     McGladrey & Pullen, LLP has been the Company's independent public accounting firm since 1989. During 2000 the Company engaged McGladrey & Pullen, LLP to examine and report on the Company's annual financial statements, and related matters. The Board of Directors has engaged McGladrey & Pullen, LLP to act in similar capacities for 2001. A representative of McGladrey & Pullen, LLP is not expected to be present at the Annual Meeting either to respond to questions or to make any comments.

     The aggregate fees for professional services rendered by McGladrey & Pullen, LLP and associated entities for 2000 are as follows:

           Audit and Review of quarterly 10-QSB's                    $ 60,000

           Financial Information System Design and

           Implementation Fees                                              -

           All Other Fees                                            $ 22,240

           The Audit Committee of the Board of Directors did consider the services provided by McGladrey & Pullen, LLP and associated entities, other than with respect to the audit fees, in considering the independence of the auditors.

By Order of the Board of Directors

John M. Kokotovich
Secretary



Hibbing, Minnesota
March 12, 2001



     IN THE INTEREST OF DISCLOSURE AND EFFICIENCY THE COMPANY HAS FURNISHED WITH ITS 2000 ANNUAL REPORT, WHICH IS BEING PROVIDED WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS SOLICITED AND TO EACH PERSON REPRESENTING THAT AS OF THE RECORD DATE FOR THE MEETING HE OR SHE WAS A BENEFICIAL OWNER OF THE SHARES ENTITLED TO BE VOTED AT THE MEETING, A COPY OF THE COMPANY'S 2000 ANNUAL REPORT (FORM 10-KSB) TO THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE SCHEDULES THERETO. ANY REQUEST FOR ADDITIONAL COPIES OF THE FORM 10-KSB SHOULD BE DIRECTED TO JOHN M. KOKOTOVICH, SECRETARY, AT THE ADDRESS SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT.



APPENDIX I

Industrial Rubber Products, Inc.

Board of Directors

Audit Committee Charter



ORGANIZATION

There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member.



STATEMENT OF POLICY

     The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the corporation.


RESPONSIBILITIES

     In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

     In carrying out these responsibilities, the Audit Committee will:

     o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

     o Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

     o Review with the independent auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Audit Committee periodically should review corporate policy statements to determine their adherence to the code of conduct.

     o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

     o Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

     o Review accounting and financial human resources and succession planning within the company.

     o Submit the minutes of all minutes of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

     o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                        INDUSTRIAL RUBBER PRODUCTS, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 22, 2001
                                   10:00 a.m.

                               Hibbing Park Hotel
                             1402 East Howard Street
                                Hibbing, MN 55746





--------------------------------------------------------------------------------
Industrial Rubber Products, Inc.
3804 East 19th Street, Hibbing, Minnesota 55746

                                      proxy
--------------------------------------------------------------------------------

This proxy is solicited on behalf of the Board of Directors.

     The undersigned stockholder of Industrial Rubber Products, Inc. hereby appoints John R. Ryan, Jr. and John M. Kokotovich, or any of them with full power of substitution to act as proxies at the Annual Meeting of Stockholders of the Company to be held at Hibbing, Minnesota on May 22, 2001 with authority to vote as directed by this Proxy at the meeting, and any adjournments of the meeting, all shares of the common stock of the Company registered in the name of the undersigned.

IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

                      See reverse for voting instructions.

                                  VOTE BY MAIL

     Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Industrial Rubber Products, Inc., c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.








                               Please detach here

--------------------------------------------------------------------------------
              The Board of Directors recommends a Vote FOR Item 1.

1.  Election of directors
     Nominees:
01 Daniel O. Burkes        04 James D. Mackay    [ ]Vote FOR   [ ]Vote WITHHELD
02 Paul A. Friesen         05 John R. Ryan, Jr.  all nominees  from all nominees
03 Christopher M. Liesmaki 06 Gabriel Berczely   (except as marked)

(instructions: To withhold authority to vote for any indicated nominees,
write the number(s) of the nominee(s) in the box provided to the right.) [    ]

2. In their discretion, upon such matter as may properly come before the meeting.

     THE PROXY WILL BE VOTED AS DIRECTED. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1, WHICH IS THE MANNER IN WHICH THIS PROXY WILL BE VOTED IF NO DIRECTION IS MADE. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Address change? Mark Box [ ]          Date                                , 2000
                                      ------------------------------------------
indicate changes below:

                                     [                                         ]
                                                 Signature(s) in Box
                                        Please sign exactly as your name or
                                        names appear.  If jointly held, each
                                        owner must sign.  Executor,
                                        administrators, trustees, officers, etc.
                                        should give full title as such.